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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2005

                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)

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
                  CAYMAN ISLANDS                                0-13857                                     98-0366361
         (State or other jurisdiction of                (Commission file number)             (I.R.S. employer identification number)
          incorporation or organization)



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
                13135 SOUTH DAIRY ASHFORD, SUITE 800
                          SUGAR LAND, TEXAS                                                         77478
              (Address of principal executive offices)                                           (Zip code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100



CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL A.2. BELOW):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-2(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 7.01 the Noble Corporation and Subsidiaries Fleet Status Update as of March 29, 2005 of the Registrant, which is attached as Exhibit 99.1 and will be published on the Registrant's web site at http://www.noblecorp.com. The report provides certain summary information about the operations of the drilling units of the Registrant. The report is being furnished in accordance with Rule 101 (e) (1) under Regulation FD and shall not be deemed to be filed.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit 99.1 Noble Corporation and Subsidiaries Fleet Status Update as of March 29, 2005.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NOBLE CORPORATION


Date: March 29, 2005               By: /s/ JULIE J. ROBERTSON
                                        ----------------------------------------
                                        Julie J. Robertson,
                                        Senior Vice President - Administration
                                        and Corporate Secretary



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                                INDEX TO EXHIBITS


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
Exhibit No.                    Description
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

Exhibit 99.1                   Noble Corporation and Subsidiaries Fleet Status Update as of March 29, 2005.

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